                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

             NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
AUGUST 1, 2006                                                60606
                                                              (800) 257-8787

JUNE 28, 2006

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc.,

Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Premium Income Municipal Fund 4, Inc., EACH A MINNESOTA CORPORATION, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund 3, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Select Maturities Municipal Fund ("Select Maturities"), Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen California Select Tax-Free Income Portfolio ("California Portfolio") and Nuveen New York Select Tax-Free Income Portfolio ("New York Portfolio"), EACH A MASSACHUSETTS BUSINESS TRUST, (individually, a "Fund" and collectively, the "Funds") will be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 on Tuesday, August 1, 2006, at 10:30 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual
Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors/Trustees (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

     a. For each Minnesota corporation, except Municipal Value and Municipal Income, to elect nine (9) Board Members:

      i) seven (7) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("Preferred Shares"), voting together as a single class; and

      ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     b. For Municipal Value and Municipal Income, to elect four (4) Board
        Members.

     c. For each Massachusetts business trust, except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, to elect nine (9) Board Members:

      i) seven (7) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

      ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     d. For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, to elect nine
        (9) Board Members.

2. To transact such other business as may properly come before the Annual
   Meeting.

Shareholders of record at the close of business on June 5, 2006 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO

VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

JUNE 28, 2006

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee, a "Board Member" and collectively, the "Board Members") of Nuveen Municipal

Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2") Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4"), EACH A MINNESOTA CORPORATION (COLLECTIVELY, THE "MINNESOTA CORPORATIONS"), and Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2"), Nuveen Dividend Advantage Municipal Fund ("Dividend Advantage"), Nuveen Dividend Advantage Municipal Fund 2 ("Dividend Advantage 2"), Nuveen Dividend Advantage Municipal Fund 3 ("Dividend Advantage 3"), Nuveen Insured Dividend Advantage Municipal Fund ("Insured Dividend Advantage"), Nuveen Insured Tax-Free Advantage Municipal Fund ("Insured Tax-Free Advantage"), Nuveen Municipal High Income Opportunity Fund ("Municipal High Income"), Nuveen Select Maturities Municipal Fund ("Select Maturities"), Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen California Select Tax-Free Income Portfolio ("California Portfolio") and Nuveen New York Select Tax-Free Income Portfolio ("New York Portfolio"), EACH A MASSACHUSETTS BUSINESS TRUST (COLLECTIVELY, THE "MASSACHUSETTS BUSINESS TRUSTS") (the Massachusetts Business Trusts and Minnesota Corporations are each, a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, August 1, 2006, at 10:30 a.m., Chicago time, (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about June 28, 2006.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------------
MATTER                                                COMMON SHARES   PREFERRED SHARES(1)
-----------------------------------------------------------------------------------------
1a(i).  For each Minnesota Corporation (except              X                 X
        Municipal Value and Municipal Income),
        election of seven (7) Board Members by all
        shareholders.
-----------------------------------------------------------------------------------------
 a(ii). For each Minnesota Corporation (except                                X
        Municipal Value and Municipal Income),
        election of two (2) Board Members by
        Preferred Shares only.
-----------------------------------------------------------------------------------------
 b.     Election of four (4) Board Members for              X                N/A
        Municipal Value and Municipal Income by all
        shareholders.
-----------------------------------------------------------------------------------------
 c(i).  For each Massachusetts Business Trust               X                 X
        (except Select Maturities, Select Portfolio,
        Select Portfolio 2, Select Portfolio 3,
        California Portfolio and New York
        Portfolio), election of seven (7) Board
        Members by all shareholders.
-----------------------------------------------------------------------------------------
 c(ii). For each Massachusetts Business Trust                                 X
        (except Select Maturities, Select Portfolio,
        Select Portfolio 2, Select Portfolio 3,
        California Portfolio and New York
        Portfolio), election of two (2) Board
        Members by Preferred Shares only.
-----------------------------------------------------------------------------------------
 d.     Election of nine (9) Board Members for              X                N/A
        Select Maturities, Select Portfolio, Select
        Portfolio 2, Select Portfolio 3, California
        Portfolio and New York Portfolio by all
        shareholders.
-----------------------------------------------------------------------------------------

(1) Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred") are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (which is not applicable to Municipal Value, Municipal Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred Shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred Shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on June 5, 2006 will be entitled to one vote for each share held or in the case of a Massachusetts Business Trust a proportionate fractional vote for each fractional share held. As of June 5, 2006, the shares of the Funds were issued and outstanding as follows:

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Municipal Value                NUV                194,959,520        N/A
----------------------------------------------------------------------------------------------
    Municipal Income               NMI                  8,113,875        N/A
----------------------------------------------------------------------------------------------
    Premium Income                 NPI                 63,785,430        Series M    3,800
                                                                         Series M2   2,000
                                                                         Series T    3,800
                                                                         Series W    3,800
                                                                         Series TH   3,800
                                                                         Series F    3,800
----------------------------------------------------------------------------------------------
    Performance Plus               NPP                 59,914,073        Series M    4,000
                                                                         Series T    4,000
                                                                         Series W    4,000
                                                                         Series TH   3,160
                                                                         Series F    4,000
----------------------------------------------------------------------------------------------
    Municipal Advantage            NMA                 43,065,903        Series M    3,000
                                                                         Series T    3,000
                                                                         Series W    3,000
                                                                         Series TH   2,320
                                                                         Series F    3,000
----------------------------------------------------------------------------------------------
    Municipal Market               NMO                 45,540,872        Series M    4,000
    Opportunity
                                                                         Series T    4,000
                                                                         Series W    3,200
                                                                         Series F    4,000
----------------------------------------------------------------------------------------------
    Investment Quality             NQM                 35,748,959        Series M    2,500
                                                                         Series T    2,500
                                                                         Series W    2,500
                                                                         Series TH   2,040
                                                                         Series F    2,500
----------------------------------------------------------------------------------------------
    Insured Quality                NQI                 38,295,278        Series M    2,600
                                                                         Series T    2,600
                                                                         Series W    2,600
                                                                         Series TH   2,320
                                                                         Series F    2,600
----------------------------------------------------------------------------------------------
    Select Quality                 NQS                 33,909,733        Series M    2,000
                                                                         Series T    2,000
                                                                         Series W    2,800
                                                                         Series TH   1,560
                                                                         Series F    2,800
----------------------------------------------------------------------------------------------
    Quality Income                 NQU                 54,204,488        Series M    3,000
                                                                         Series T    3,000
                                                                         Series W    3,000
                                                                         Series W2   2,080
                                                                         Series TH   4,000
                                                                         Series F    3,000
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Insured Municipal              NIO                 81,138,036        Series M    4,000
    Opportunity
                                                                         Series T    4,000
                                                                         Series W    4,000
                                                                         Series W2   3,200
                                                                         Series TH1  4,000
                                                                         Series TH2  4,000
                                                                         Series F    4,000
----------------------------------------------------------------------------------------------
    Premier Municipal              NPF                 20,091,018        Series M    1,000
                                                                         Series T    2,800
                                                                         Series TH   2,800
----------------------------------------------------------------------------------------------
    Premier Insured                NIF                 19,419,608        Series W      840
                                                                         Series TH   2,800
                                                                         Series F    2,800
----------------------------------------------------------------------------------------------
    Premium Income 2               NPM                 41,093,661        Series M    2,000
                                                                         Series T    3,000
                                                                         Series W    2,000
                                                                         Series TH   3,000
                                                                         Series F    2,000
                                                                         Series F2   1,880
----------------------------------------------------------------------------------------------
    Premium Income 4               NPT                 43,236,703        Series M    2,200
                                                                         Series T    2,000
                                                                         Series T2   1,328
                                                                         Series W    1,680
                                                                         Series W2     520
                                                                         Series TH   2,680
                                                                         Series F    1,800
                                                                         Series F2   1,328
----------------------------------------------------------------------------------------------
    Insured Premium Income 2       NPX                 37,353,511        Series M    2,080
                                                                         Series T    2,200
                                                                         Series W    2,080
                                                                         Series TH   2,200
                                                                         Series F    2,196
----------------------------------------------------------------------------------------------
    Dividend Advantage             NAD                 39,267,490        Series M    4,000
                                                                         Series T    4,000
                                                                         Series TH   3,800
----------------------------------------------------------------------------------------------
    Dividend Advantage 2           NXZ                 29,320,231        Series M    3,000
                                                                         Series T    3,000
                                                                         Series F    2,880
----------------------------------------------------------------------------------------------
    Dividend Advantage 3           NZF                 40,315,941        Series W    4,160
                                                                         Series TH   4,160
                                                                         Series F    4,160
----------------------------------------------------------------------------------------------
    Insured Dividend Advantage     NVG                 29,807,822        Series M    3,160
                                                                         Series T    3,080
                                                                         Series TH   3,080
----------------------------------------------------------------------------------------------
    Insured Tax-Free Advantage     NEA                 18,515,282        Series T    2,880
                                                                         Series W    2,880
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Municipal High Income          NMZ                 23,280,709        Series M    3,000
                                                                         Series T    1,600
                                                                         Series W    1,600
----------------------------------------------------------------------------------------------
    Select Maturities              NIM                 12,396,405        N/A
----------------------------------------------------------------------------------------------
    Select Portfolio               NXP                 16,378,096        N/A
----------------------------------------------------------------------------------------------
    Select Portfolio 2             NXQ                 17,607,068        N/A
----------------------------------------------------------------------------------------------
    Select Portfolio 3             NXR                 12,964,124        N/A
----------------------------------------------------------------------------------------------
    California Portfolio           NXC                  6,257,070        N/A
----------------------------------------------------------------------------------------------
    New York Portfolio             NXN                  3,908,222        N/A
----------------------------------------------------------------------------------------------

* The Common Shares of all of the Funds are listed on the New York Stock Exchange, except NXZ, NZF, NVG, NEA and NMZ, which are listed on the American Stock Exchange.

ELECTION OF BOARD MEMBERS

MINNESOTA CORPORATIONS

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation's organizational documents (except Municipal Value and Municipal Income), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, each Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For Municipal Income and Municipal Value, four (4) Board Members are nominated to be elected at this meeting.

     a. FOR EACH MINNESOTA CORPORATION, EXCEPT MUNICIPAL VALUE AND MUNICIPAL
        INCOME:

      (i) seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Brown, Evans, Hunter, Kundert, Stockdale and Sunshine are nominees for election by all shareholders.

      (ii) two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

     b. FOR MUNICIPAL VALUE AND MUNICIPAL INCOME: The Board of Municipal Value has designated Board Members Bremner, Evans and Schneider as Class III Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2009, and has re-designated Board Member Stockdale as a Class I Board Member, and as a nominee for Board Member for a term expiring at the annual meeting of shareholders in 2007 or until their successors have been duly elected and qualified. The Board re-designated Board Member Stockdale as a Class I

        Board Member pursuant to Municipal Value's Articles of Incorporation in order to maintain an equal number of directors in each class. The remaining Board Members Brown, Schwertfeger, Hunter, Kundert and Sunshine are current and continuing Board Members. The Board of Municipal Value has designated Board Members Brown and Schwertfeger as continuing Class I Board Members for terms expiring in 2007 and has designated Board Members Hunter, Kundert and Sunshine as continuing Class II Board Members for terms expiring in 2008.

      The Board of Municipal Income has designated Board Members Bremner, Evans and Schneider as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2009, and has re-designated Board Member Stockdale as a Class III Board Member, and as a nominee for Board Member for a term expiring at the annual meeting of shareholders in 2007 or until their successors have been duly elected and qualified. The Board re-designated Board Member Stockdale as a Class III Board Member pursuant to Municipal Income's Articles of Incorporation in order to maintain an equal number of directors in each class. The remaining Board Members Brown, Schwertfeger, Hunter, Kundert and Sunshine are current and continuing Board Members. The Board of Municipal Income has designated Board Members Brown and Schwertfeger as continuing Class III Board Members for terms expiring in 2007 and has designated Board Members Hunter, Kundert and Sunshine as continuing Class I Board Members for terms expiring in 2008.

MASSACHUSETTS BUSINESS TRUSTS

In February 2006, the By-Laws of each Massachusetts Business Trust were amended to provide for the division of the Board into classes. Pursuant to the amended By-Laws, the Board Members of each Massachusetts Business Trust classified themselves by resolution dated May 25, 2006 into three classes, Class I, Class II and Class III, to be elected at the Annual Meeting by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class. If elected, Class I Board Members will serve until the first succeeding annual meeting subsequent to their election; Class II Board Members will serve until the second succeeding annual meeting subsequent to their election; and Class III Board Members will serve until the third succeeding annual meeting subsequent to their election. At each subsequent annual meeting, the Board Members chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Board Members whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For each Massachusetts Business Trust with outstanding Preferred Shares, under normal circumstances, holders of Preferred Shares will continue to be entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

     c. FOR EACH MASSACHUSETTS BUSINESS TRUST, EXCEPT SELECT MATURITIES, SELECT PORTFOLIO, SELECT PORTFOLIO 2, SELECT PORTFOLIO 3, CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO:

      (i) seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Brown and Stockdale have been designated as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2007 or until their successors have been duly elected and qualified. Board Members Hunter, Kundert and Sunshine have been designated as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

      (ii) two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

     d. FOR SELECT MATURITIES, SELECT PORTFOLIO, SELECT PORTFOLIO 2, SELECT PORTFOLIO 3, CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO: The Boards of Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio have designated Board Members Brown, Schwertfeger and Stockdale as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2007 or until their successors have been duly elected and qualified. Board Members Hunter, Kundert and Sunshine have been designated as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

Except for Municipal Value and Municipal Income, all Board Member nominees were last elected to each Fund's Board at the annual meeting of shareholders held on July 26, 2005. For Municipal Value, Board Members Bremner, Evans, Schneider and Stockdale were last elected as Class III Board Members at the annual meeting of shareholders held on July 28, 2003. Board Members Brown and Schwertfeger were last elected as Class I Board Members at the annual meeting of shareholders held on August 3, 2004. Board Members Hunter,

Kundert and Sunshine were last elected as Class II Board Members at the annual meeting of shareholders held on July 26, 2005. For Municipal Income, Board Members Bremner, Evans, Schneider and Stockdale were last elected as Class II Board Members at the annual meeting of shareholders held on July 28, 2003. Board Members Brown and Schwertfeger were last elected as Class III Board Members at the annual meeting of shareholders held on August 3, 2004. Board Members Hunter, Kundert and Sunshine were last elected as Class I Board Members at the annual meeting of shareholders held on July 26, 2005.

Other than Mr. Schwertfeger, all Board Member nominees are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds or Nuveen Asset Management (the "Adviser") and have never been an employee or director of Nuveen Investments, Inc. ("Nuveen"), the Adviser's parent company, or any affiliate. Accordingly, such Board Members are deemed "Independent Board Members."

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES/BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND        OTHER
                                                                                           COMPLEX      DIRECTOR-
                           POSITION(S)     TERM OF OFFICE                                  OVERSEEN    SHIPS HELD
NAME, ADDRESS               HELD WITH        AND LENGTH         PRINCIPAL OCCUPATION(S)    BY BOARD     BY BOARD
AND BIRTH DATE                FUND        OF TIME SERVED(1)       DURING PAST 5 YEARS       MEMBER       MEMBER
------------------------------------------------------------------------------------------------------------------
NOMINEES WHO ARE NOT INTERESTED PERSONS OF THE FUND
Robert P. Bremner          Board         Term: Annual or as    Private Investor and          165           N/A
c/o Nuveen Investments,    Member;       a Class III Board     Management Consultant.
Inc. 333 West Wacker       Lead          Member until
Drive Chicago, IL 60606    Independent   2009(2)
(8/22/40)                  Director
                                         Length of Service:
                                         Since 1996; Lead
                                         Independent
                                         Director Since 2005
Lawrence H. Brown          Board         Term: Annual or as    Retired (1989) as Senior      165           See
c/o Nuveen Investments,    Member        a Class I Board       Vice President of The                    Principal
Inc. 333 West Wacker                     Member until          Northern Trust Company;                 Occupation
Drive Chicago, IL 60606                  2007(2)               Director, Community                     Description
(7/29/34)                                                      Advisory Board for
                                         Length of Service:    Highland Park and
                                         Since 1993            Highwood, United Way of
                                                               the North Shore (since
                                                               2002).

------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND        OTHER
                                                                                           COMPLEX      DIRECTOR-
                           POSITION(S)     TERM OF OFFICE                                  OVERSEEN    SHIPS HELD
NAME, ADDRESS               HELD WITH        AND LENGTH         PRINCIPAL OCCUPATION(S)    BY BOARD     BY BOARD
AND BIRTH DATE                FUND        OF TIME SERVED(1)       DURING PAST 5 YEARS       MEMBER       MEMBER
------------------------------------------------------------------------------------------------------------------
Jack B. Evans              Board         Term: Annual or as    President, The                165           See
c/o Nuveen Investments,    Member        a Class III Board     Hall-Perrine Foundation,                 Principal
Inc. 333 West Wacker                     Member until          a private philanthropic                 Occupation
Drive Chicago, IL 60606                  2009(2)               corporation (since 1996);               Description
(10/22/48)                                                     Director and Vice
                                         Length of Service:    Chairman, United Fire
                                         Since 1999            Group, a publicly held
                                                               company; Adjunct Faculty
                                                               Member, University of
                                                               Iowa; Director, Gazette
                                                               Companies; Life Trustee
                                                               of Coe College and Iowa
                                                               College Foundation;
                                                               formerly, Director,
                                                               Alliant Energy; formerly,
                                                               Director, Federal Reserve
                                                               Bank of Chicago;
                                                               formerly, President and
                                                               Chief Operating Officer,
                                                               SCI Financial Group,
                                                               Inc., a regional
                                                               financial services firm.
William C. Hunter          Board         Term: Annual or as    Dean, Tippie College of       165           See
c/o Nuveen Investments,    Member        a Class II Board      Business, University of                  Principal
Inc. 333 West Wacker                     Member until          Iowa (since June 2006);                 Occupation
Drive Chicago, IL 60606                  2008(2)               formerly, (2003-2006),                  Description
(3/6/48)                                                       Dean and Distinguished
                                         Length of Service:    Professor of Finance,
                                         Since 2004            School of Business at the
                                                               University of
                                                               Connecticut; formerly,
                                                               Senior Vice President and
                                                               Director of Research at
                                                               the Federal Reserve Bank
                                                               of Chicago (1995-2003);
                                                               Director, Credit Research
                                                               Center at Georgetown
                                                               University; Director
                                                               (since 2004) of Xerox
                                                               Corporation, a publicly
                                                               held company; Director,
                                                               SS&C Technologies, Inc.
                                                               (May 2005-October 2005).

------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND        OTHER
                                                                                           COMPLEX      DIRECTOR-
                           POSITION(S)     TERM OF OFFICE                                  OVERSEEN    SHIPS HELD
NAME, ADDRESS               HELD WITH        AND LENGTH         PRINCIPAL OCCUPATION(S)    BY BOARD     BY BOARD
AND BIRTH DATE                FUND        OF TIME SERVED(1)       DURING PAST 5 YEARS       MEMBER       MEMBER
------------------------------------------------------------------------------------------------------------------
David J. Kundert           Board         Term: Annual or as    Retired (2004) as             163           See
c/o Nuveen Investments,    Member        a Class II Board      Chairman, JPMorgan                       Principal
Inc. 333 West Wacker                     Member until          Fleming Asset Management,               Occupation
Drive Chicago, IL 60606                  2008(2)               President and CEO, Banc                 Description
(10/28/42)                                                     One Investment Advisors
                                         Length of Service:    Corporation, and
                                         Since 2005            President, One Group
                                                               Mutual Funds; prior
                                                               thereto, Executive Vice
                                                               President, Bank One
                                                               Corporation and Chairman
                                                               and CEO, Banc One
                                                               Investment Management
                                                               Group; Board of Regents,
                                                               Luther College; member of
                                                               the Wisconsin Bar
                                                               Association; member of
                                                               Board of Directors,
                                                               Friends of Boerner
                                                               Botanical Gardens.
William J. Schneider       Board         Term: Annual or as    Chairman,                     165           See
c/o Nuveen Investments,    Member        a Class III Board     Miller-Valentine Partners                Principal
Inc. 333 West Wacker                     Member until          Ltd., a real estate                     Occupation
Drive Chicago, IL 60606                  2009(2)               investment company;                     Description
(9/24/44)                                                      formerly, Senior Partner
                                         Length of Service:    and Chief Operating
                                         Since 1996            Officer (retired 2004) of
                                                               Miller-Valentine Group;
                                                               formerly, Vice President,
                                                               Miller-Valentine Realty;
                                                               Director, Chair of the
                                                               Finance Committee and
                                                               Member of the Audit
                                                               Committee of Premier
                                                               Health Partners, the
                                                               not-for-profit parent
                                                               company of Miami Valley
                                                               Hospital; Vice President
                                                               of the Dayton
                                                               Philharmonic Orchestra
                                                               Association; Board
                                                               Member, Regional Leaders
                                                               Forum which promotes
                                                               cooperation on economic
                                                               development issues;
                                                               formerly, Director,
                                                               Dayton Development
                                                               Coalition; formerly,
                                                               Member, Community
                                                               Advisory Board, National
                                                               City Bank, Dayton, Ohio
                                                               and Business Advisory
                                                               Council, Cleveland
                                                               Federal Reserve Bank.
Judith M. Stockdale        Board         Term: Annual or as    Executive Director,           165           N/A
c/o Nuveen Investments,    Member        a Class I Board       Gaylord and Dorothy
Inc. 333 West Wacker                     Member until          Donnelley Foundation
Drive Chicago, IL 60606                  2007(2)               (since 1994); prior
(12/29/47)                                                     thereto, Executive
                                         Length of Service:    Director, Great Lakes
                                         Since 1997            Protection Fund (from
                                                               1990 to 1994).

------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND        OTHER
                                                                                           COMPLEX      DIRECTOR-
                           POSITION(S)     TERM OF OFFICE                                  OVERSEEN    SHIPS HELD
NAME, ADDRESS               HELD WITH        AND LENGTH         PRINCIPAL OCCUPATION(S)    BY BOARD     BY BOARD
AND BIRTH DATE                FUND        OF TIME SERVED(1)       DURING PAST 5 YEARS       MEMBER       MEMBER
------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine         Board         Term: Annual or as    Senior Vice President for     165           See
c/o Nuveen Investments,    Member        a Class II Board      Business and Finance                     Principal
Inc. 333 West Wacker                     Member until          (since 1997),                           Occupation
Drive Chicago, IL 60606                  2008(2)               Northwestern University;                Description
(1/22/50)                                                      Director (since 2003),
                                         Length of Service:    Chicago Board Options
                                         Since 2005            Exchange; Director (since
                                                               2003), National Mentor
                                                               Holdings, a
                                                               privately-held, national
                                                               provider of home and
                                                               community-based services;
                                                               Chairman (since 1997),
                                                               Board of Directors,
                                                               Rubicon, an insurance
                                                               company owned by
                                                               Northwestern University;
                                                               Director (since 1997),
                                                               Evanston Chamber of
                                                               Commerce and Evanston
                                                               Inventure, a business
                                                               development organization.

NOMINEE WHO IS AN INTERESTED PERSON OF THE FUND
Timothy R.                 Chairman of   Term: Annual or as    Chairman and Director         165           See
Schwertfeger(3)            the Board     a Class I Board       (since 1996) of Nuveen                   Principal
333 West Wacker Drive      and Board     Member until          Investments, Inc. and                   Occupation
Chicago, IL 60606          Member        2007(2)               Nuveen Investments, LLC;                Description
(3/28/49)                                                      Chairman and Director
                                         Length of Service:    (since 1997) of Nuveen
                                         Since 1996            Asset Management;
                                                               Director (since 1996) of
                                                               Institutional Capital
                                                               Corporation; Chairman and
                                                               Director (since 1999) of
                                                               Rittenhouse Asset
                                                               Management, Inc.;
                                                               Chairman of Nuveen
                                                               Investments Advisers,
                                                               Inc. (since 2002); Chief
                                                               Executive Officer, NWQ
                                                               Holdings, LLC; formerly,
                                                               Director (from 1992 to
                                                               2004) and Chairman (from
                                                               1996 to 2004) of Nuveen
                                                               Advisory Corp. and Nuveen
                                                               Institutional Advisory
                                                               Corp.(4)
------------------------------------------------------------------------------------------------------------------

(1) Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2) For Municipal Income, Board Members Bremner, Evans and Schneider, if elected, will serve as Class II Board Members with a term until 2009 and Board Member Stockdale, if elected, will serve as a Class III Board Member with a term until 2007. Board Members Brown and Schwertfeger are continuing Class III Board Members with terms until 2007 and Board Members Hunter, Kundert and Sunshine are continuing Class I Board Members with terms until 2008.

(3) "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

(4) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2005.

                                                DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      MUNICIPAL
                        MUNICIPAL   MUNICIPAL   PREMIUM    PERFORMANCE   MUNICIPAL     MARKET      INVESTMENT   INSURED    SELECT
BOARD MEMBER NOMINEES     VALUE      INCOME      INCOME       PLUS       ADVANTAGE   OPPORTUNITY    QUALITY     QUALITY   QUALITY
----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             $0       $0             $0          $0           $0           $0         $0         $0            $0
Lawrence H. Brown            $1-       $0       $10,001-          $0           $0           $0         $0         $0            $0
                         $10,000                 $50,000
Jack B. Evans                 $0       $0             $0          $0           $0           $0         $0         $0            $0
William C. Hunter             $0       $0             $0          $0           $0           $0         $0         $0            $0
David J. Kundert              $0       $0             $0          $0           $0           $0         $0         $0            $0
William J. Schneider          $0       $0             $0    $50,001-           $0           $0         $0         $0            $0
                                                            $100,000
Timothy R.
 Schwertfeger               Over       $0           Over        Over         Over         Over         $0         $0          Over
                         $100,000               $100,000    $100,000      $100,000    $100,000                            $100,000
Judith M. Stockdale           $0       $0             $0          $0           $0     $10,001-         $0         $0            $0
                                                                                       $50,000
Eugene S. Sunshine            $0       $0             $0          $0           $0           $0         $0         $0            $0
----------------------------------------------------------------------------------------------------------------------------------

                                   DOLLAR RANGE OF EQUITY SECURITIES
----------------------  -------------------------------------------------------
                                     INSURED
                        QUALITY     MUNICIPAL     PREMIER    PREMIER   PREMIUM
BOARD MEMBER NOMINEES    INCOME    OPPORTUNITY   MUNICIPAL   INSURED   INCOME 2
----------------------  -------------------------------------------------------
Robert P. Bremner             $0          $0           $0      $0            $0
Lawrence H. Brown       $10,001-    $10,001-           $0      $0            $0
                         $50,000     $50,000
Jack B. Evans                 $0          $0           $0      $0            $0
William C. Hunter             $0          $0           $0      $0            $0
David J. Kundert              $0          $0           $0      $0            $0
William J. Schneider          $0          $0           $0      $0            $0
Timothy R.
 Schwertfeger               Over        Over         Over      $0          Over
                        $100,000    $100,000      $100,000             $100,000
Judith M. Stockdale           $0          $0     $10,001-      $0            $0
                                                  $50,000
Eugene S. Sunshine            $0          $0           $0      $0            $0
----------------------------------------------------------------------------------------

                                                 DOLLAR RANGE OF EQUITY SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------

                                  INSURED                                             INSURED     INSURED    MUNICIPAL
BOARD MEMBER           PREMIUM    PREMIUM    DIVIDEND     DIVIDEND      DIVIDEND     DIVIDEND    TAX-FREE      HIGH        SELECT
NOMINEES               INCOME 4   INCOME 2   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3   ADVANTAGE   ADVANTAGE    INCOME     MATURITIES
-----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner         $0         $0            $0           $0            $0        $0          $0             $0           $0
Lawrence H. Brown         $0         $0      $10,001-           $0            $0        $0          $0             $0     $10,001-
                                              $50,000                                                                      $50,000
Jack B. Evans             $0         $0            $0           $0            $0        $0          $0             $0           $0
William C. Hunter         $0         $0            $0           $0            $0        $0          $0             $0           $0
David J. Kundert          $0         $0            $0           $0            $0        $0          $0             $0           $0
William J. Schneider      $0         $0            $0           $0            $0        $0          $0       $10,001-           $0
                                                                                                              $50,000
Timothy R.
 Schwertfeger             $0         $0            $0         Over          Over        $0          $0             $0           $0
                                                          $100,000      $100,000
Judith M. Stockdale       $0         $0      $10,001-           $0            $0        $0          $0             $0           $0
                                              $50,000
Eugene S. Sunshine        $0         $0            $0         Over            $0        $0          $0             $0           $0
                                                          $100,000
-----------------------------------------------------------------------------------------------------------------------------------

                                              DOLLAR RANGE OF EQUITY SECURITIES
---------------------  -------------------------------------------------------------------------------
                                                                                          AGGREGATE
                                                                                         DOLLAR RANGE
                                                                                          OF EQUITY
                                                                                        SECURITIES IN
                                                                                        ALL REGISTERED
                                                                                          INVESTMENT
                                                                                          COMPANIES
                                                                                         OVERSEEN BY
                                                                                         BOARD MEMBER
                                                                                         NOMINEES IN
                                                                                          FAMILY OF
BOARD MEMBER            SELECT       SELECT        SELECT      CALIFORNIA   NEW YORK      INVESTMENT
NOMINEES               PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3   PORTFOLIO    PORTFOLIO    COMPANIES(1)
---------------------  -------------------------------------------------------------------------------
Robert P. Bremner         $0           $0            $0            $0          $0       Over $100,000
Lawrence H. Brown         $0           $0            $0            $0          $0       Over $100,000
Jack B. Evans             $0           $0            $0            $0          $0       Over $100,000
William C. Hunter         $0           $0            $0            $0          $0       Over $100,000
David J. Kundert          $0           $0            $0            $0          $0          $50,001-
                                                                                           $100,000
William J. Schneider      $0           $0            $0            $0          $0       Over $100,000
Timothy R.
 Schwertfeger             $0           $0            $0            $0          $0       Over $100,000
Judith M. Stockdale       $0           $0            $0            $0          $0       Over $100,000
Eugene S. Sunshine        $0           $0            $0            $0          $0       Over $100,000
---------------------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2005. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

                                     FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------------------------
                                                                                            MUNICIPAL
                              MUNICIPAL   MUNICIPAL   PREMIUM   PERFORMANCE   MUNICIPAL        MARKET   INVESTMENT   INSURED
BOARD MEMBER NOMINEES             VALUE      INCOME    INCOME          PLUS   ADVANTAGE   OPPORTUNITY      QUALITY   QUALITY
----------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                   0         0            0           0            0            0            0         0
Lawrence H. Brown               1,000         0        1,000           0            0            0            0         0
Jack B. Evans                       0         0            0           0            0            0            0         0
William C. Hunter                   0         0            0           0            0            0            0         0
David J. Kundert                    0         0            0           0            0            0            0         0
William J. Schneider                0         0            0       5,000            0            0            0         0
Timothy R. Schwertfeger        26,391         0       59,632      14,000        6,594       21,000            0         0
Judith M. Stockdale                 0         0            0           0            0          776            0         0
Eugene S. Sunshine                  0         0            0           0            0            0            0         0
ALL BOARD MEMBERS AND
 OFFICERS AS A GROUP           33,436         0       61,632      21,000        8,594       23,776        1,000         0
----------------------------------------------------------------------------------------------------------------------------

                                     FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------  ----------------------------------------------------------------
                                                      INSURED
                               SELECT   QUALITY     MUNICIPAL     PREMIER   PREMIER    PREMIUM
BOARD MEMBER NOMINEES         QUALITY    INCOME   OPPORTUNITY   MUNICIPAL   INSURED   INCOME 2
----------------------------  ----------------------------------------------------------------
Robert P. Bremner                  0         0           0            0        0            0
Lawrence H. Brown                  0       889         826            0        0            0
Jack B. Evans                      0         0           0            0        0            0
William C. Hunter                  0         0           0            0        0            0
David J. Kundert                   0         0           0            0        0            0
William J. Schneider               0         0           0            0        0            0
Timothy R. Schwertfeger       17,200    22,300      35,000       25,000        0       30,000
Judith M. Stockdale                0         0           0          915        0            0
Eugene S. Sunshine                 0         0           0            0        0            0
ALL BOARD MEMBERS AND
 OFFICERS AS A GROUP          19,830    23,189      38,826       25,915        0       32,438
----------------------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

                                    FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------------------------
                                        INSURED                                             INSURED     INSURED   MUNICIPAL
                             PREMIUM    PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND    DIVIDEND    TAX-FREE        HIGH
BOARD MEMBER NOMINEES       INCOME 4   INCOME 2   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3   ADVANTAGE   ADVANTAGE      INCOME
---------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                0        0             0            0             0          0           0            0
Lawrence H. Brown                0        0         1,000            0             0          0           0            0
Jack B. Evans                    0        0             0            0             0          0           0            0
William C. Hunter                0        0             0            0             0          0           0            0
David J. Kundert                 0        0             0            0             0          0           0            0
William J. Schneider             0        0             0            0             0          0           0          660
Timothy R. Schwertfeger          0        0             0       25,000        15,000          0           0            0
Judith M. Stockdale              0        0           810            0             0          0           0            0
Eugene S. Sunshine               0        0             0        6,222             0          0           0            0
ALL BOARD MEMBERS AND
 OFFICERS AS A GROUP         4,800        0         3,810       32,222        17,100          0           0          660
---------------------------------------------------------------------------------------------------------------------------

                                        FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------  ---------------------------------------------------------------------------
                                                                                                    NEW
                                SELECT      SELECT        SELECT        SELECT   CALIFORNIA        YORK
BOARD MEMBER NOMINEES       MATURITIES   PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3    PORTFOLIO   PORTFOLIO
--------------------------  ---------------------------------------------------------------------------
Robert P. Bremner                 0          0            0             0            0            0
Lawrence H. Brown             1,116          0            0             0            0            0
Jack B. Evans                     0          0            0             0            0            0
William C. Hunter                 0          0            0             0            0            0
David J. Kundert                  0          0            0             0            0            0
William J. Schneider              0          0            0             0            0            0
Timothy R. Schwertfeger           0          0            0             0            0            0
Judith M. Stockdale               0          0            0             0            0            0
Eugene S. Sunshine                0          0            0             0            0            0
ALL BOARD MEMBERS AND
 OFFICERS AS A GROUP          1,116          0            0             0            0            0
---------------------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On December 31, 2005, Board Members and executive officers as a group beneficially owned 1,338,618 shares of all funds managed by the Adviser (includes deferred units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of June 5, 2006, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of June 5, 2006 no shareholder beneficially owned more than 5% of any class of shares of any Fund.

COMPENSATION

Prior to January 1, 2006, for all Nuveen funds, Independent Board Members received an $85,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee or compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $750 per day for audit committee attendance by telephone or in person where in-person attendance is not required and $500 per day for compliance, risk management and regulatory oversight committee attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the chairperson of each committee of the Board (except the dividend committee and executive committee) received $5,000 as an addition to the annual retainer paid to such individuals. When ad hoc committees were organized, the Board may have provided for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management could have, in its discretion, established a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2006, for all Nuveen funds, Independent Board Members receive a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. Each of the Funds except Municipal Income and Select Maturities are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2005. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

                                            AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
                              ROBERT P.    LAWRENCE H.    JACK B.     WILLIAM C.   DAVID J.    WILLIAM J.   JUDITH M.     EUGENE S.
FUND                           BREMNER        BROWN        EVANS        HUNTER      KUNDERT    SCHNEIDER    STOCKDALE    SUNSHINE(1)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Value.............  $    3,855   $    3,878    $    3,958   $   3,700    $   2,500   $   3,972    $   3,653     $   2,595
Municipal Income............         170          172           175         160          110         175          160           113
Premium Income..............       2,890        2,907         2,967       2,774        1,868       2,978        2,739         1,939
Performance Plus............       2,760        2,776         2,833       2,650        1,784       2,844        2,615         1,852
Municipal Advantage.........       2,023        2,035         2,077       1,942        1,306       2,084        1,917         1,356
Municipal Market
  Opportunity...............       2,094        2,107         2,150       2,010        1,353       2,158        1,985         1,404
Investment Quality..........       1,678        1,688         1,723       1,611        1,084       1,729        1,590         1,125
Insured Quality.............       1,772        1,783         1,819       1,701        1,145       1,826        1,679         1,188
Select Quality..............       1,570        1,579         1,611       1,507        1,014       1,617        1,487         1,053
Quality Income..............       2,502        2,517         2,569       2,402        1,617       2,578        2,371         1,678
Insured Municipal
  Opportunity...............       3,807        3,830         3,908       3,655        2,458       3,923        3,607         2,551
Premier Municipal...........         913          919           937         877          590         941          865           613
Premier Insured.............         902          908           926         866          583         930          855           605
Premium Income 2............       1,895        1,906         1,946       1,819        1,226       1,953        1,796         1,272
Premium Income 4............       1,794        1,804         1,842       1,722        1,161       1,848        1,700         1,205
Insured Premium Income 2....       1,553        1,562         1,594       1,491        1,003       1,600        1,471         1,040
Dividend Advantage..........       1,751        1,762         1,798       1,681        1,131       1,805        1,660         1,174
Dividend Advantage 2........       1,332        1,340         1,367       1,278          863       1,372        1,262           896
Dividend Advantage 3........       1,812        1,823         1,860       1,740        1,173       1,867        1,717         1,217
Insured Dividend
  Advantage.................       1,349        1,357         1,385       1,295          871       1,390        1,278           904
Insured Tax-Free
  Advantage.................         810          815           832         778          524         835          768           544
Municipal High Income.......       1,485        1,493         1,510       1,436        1,126       1,516          935           665
Select Maturities...........         287          280           284         241          214         284          239           242
Select Portfolio............         554          531           551         494          445         567          478           505
Select Portfolio 2..........         586          562           583         522          470         600          506           535
Select Portfolio 3..........         428          410           426         381          343         438          369           390
California Portfolio........         211          203           210         188          169         216          182           193
New York Portfolio..........         129          124           128         115          104         132          111           118
TOTAL COMPENSATION FROM
  NUVEEN FUNDS PAID TO BOARD
  MEMBERS...................  $  133,125   $  134,625    $  138,625   $ 119,625    $  82,935   $ 136,125    $ 119,725     $  88,435
------------------------------------------------------------------------------------------------------------------------------------

(1) For all Funds, except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, aggregate compensation numbers are based on the compensation schedule in effect prior to January 1, 2006. For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, aggregate compensation numbers are based on a combination of the compensation schedules in effect prior to and after January 1, 2006.

(2) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

                                                           DEFERRED FEES
   ------------------------------------------------------------------------------------------------------------------------------
                                   ROBERT P.   LAWRENCE H.   JACK B.   WILLIAM C.   DAVID J.   WILLIAM J.   JUDITH M.   EUGENE S.
   FUND                             BREMNER       BROWN       EVANS      HUNTER     KUNDERT    SCHNEIDER    STOCKDALE   SUNSHINE
   ------------------------------------------------------------------------------------------------------------------------------
   Municipal Value...............    $593        $   --      $1,009      $3,700      $2,500      $3,972      $1,847      $2,113
   Premium Income................     445            --         756       2,774       1,868       2,978       1,384       1,580
   Performance Plus..............     425            --         722       2,650       1,784       2,844       1,321       1,509
   Municipal Advantage...........     311            --         529       1,942       1,306       2,084         968       1,104
   Municipal Market
     Opportunity.................     322            --         548       2,010       1,353       2,158       1,002       1,144
   Investment Quality............     258            --         439       1,611       1,084       1,729         803         916
   Insured Quality...............     273            --         464       1,701       1,145       1,826         848         968
   Select Quality................     242            --         411       1,507       1,014       1,617         752         858
   Quality Income................     385            --         655       2,402       1,617       2,578       1,198       1,367
   Insured Municipal
     Opportunity.................     586            --         996       3,655       2,458       3,923       1,822       2,079
   Premier Municipal.............     141            --         239         877         590         941         437         499
   Premier Insured...............     139            --         236         866         583         930         432         493
   Premium Income 2..............     292            --         496       1,819       1,226       1,953         907       1,036
   Premium Income 4..............     276            --         469       1,722       1,161       1,848         859         981
   Insured Premium Income 2......     239            --         406       1,491       1,003       1,600         743         848
   Dividend Advantage............     270            --         458       1,681       1,131       1,805         838         956
   Dividend Advantage 2..........     205            --         349       1,278         863       1,372         638         729
   Dividend Advantage 3..........     279            --         474       1,740       1,173       1,867         868         992
   Insured Dividend Advantage....     208            --         353       1,295         871       1,390         646         737
   Insured Tax-Free Advantage....     125            --         212         778         524         835         388         443
   Municipal High Income.........     225            --         380       1,436       1,126       1,516         473         541
   Select Portfolio..............      91            --         148         494         445         567         274         422
   Select Portfolio 2............      96            --         156         522         470         600         289         446
   Select Portfolio 3............      70            --         114         381         343         438         211         326
   California Portfolio..........      35            --          56         188         169         216         104         161
   New York Portfolio............      21            --          34         115         104         132          64          98
   ------------------------------------------------------------------------------------------------------------------------------

Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. Until December 31, 2006, the Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen. Under the matching contributions program, Nuveen will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last fiscal year.

Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held five meetings during its last fiscal year.

Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The compliance, risk management and regulatory oversight committee of each Fund held four meetings during its last fiscal year.

Each Fund's Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is composed of Independent Board Members who are also "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm's qualifications, performance and independence. The audit committee reviews the work and any recommen-dations of the Funds' independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held four meetings during its last fiscal year.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds' website at www.nuveen.com/etf/products/ fundGovernance.aspx. The nominating and governance committee of each Fund held four meetings during its last fiscal year.

The nominating and governance committee looks to many sources for recommendations of qualified Board members, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the

Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates nominees when the nominee is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board's effectiveness, and working with the Adviser's staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed.

The Board of each Fund held five regular meetings and six special meetings during the last fiscal year, except that Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio each held five regular meetings and three special meetings. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf/products/ fundgovernance.aspx.

THE OFFICERS

The following table sets forth information as of December 31, 2005 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

----------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                         TERM OF                              PORTFOLIOS
                                        OFFICE AND                             IN FUND
                        POSITION(S)     LENGTH OF                              COMPLEX
NAME, ADDRESS            HELD WITH         TIME      PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE               FUND        SERVED(1)      DURING PAST 5 YEARS     OFFICER
----------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief           Term: Annual  Managing Director           165
333 West Wacker Drive  Administrative  Length of     (since 2002), Assistant
Chicago, IL 60606      Officer         Service:      Secretary and Associate
(9/9/56)                               Since 1988    General Counsel,
                                                     formerly, Vice
                                                     President of Nuveen
                                                     Investments, LLC;
                                                     Managing Director
                                                     (since 2002), Assistant
                                                     Secretary and Associate
                                                     General Counsel,
                                                     formerly, Vice
                                                     President of Nuveen
                                                     Asset Management;
                                                     Managing Director
                                                     (since 2004) and
                                                     Assistant Secretary
                                                     (since 1994) of Nuveen
                                                     Investments, Inc.;
                                                     Assistant Secretary of
                                                     NWQ Investment
                                                     Management Company, LLC
                                                     (since 2002); Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     Managing Director,
                                                     Associate General
                                                     Counsel and Assistant
                                                     Secretary of
                                                     Rittenhouse Asset
                                                     Management, Inc. and
                                                     Symphony Asset
                                                     Management LLC (since
                                                     2003); Assistant
                                                     Secretary, Santa
                                                     Barbara Asset
                                                     Management LLC (since
                                                     2006); previously,
                                                     Managing Director (from
                                                     2002-2004), General
                                                     Counsel and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.;(2)
                                                     Chartered Financial
                                                     Analyst.

----------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                         TERM OF                              PORTFOLIOS
                                        OFFICE AND                             IN FUND
                        POSITION(S)     LENGTH OF                              COMPLEX
NAME, ADDRESS            HELD WITH         TIME      PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE               FUND        SERVED(1)      DURING PAST 5 YEARS     OFFICER
----------------------------------------------------------------------------------------
Julia L. Antonatos     Vice President  Term: Annual  Managing Director           165
333 West Wacker Drive                  Length of     (since 2005), formerly,
Chicago, IL 60606                      Service:      Vice President,
(9/22/63)                              Since 2004    formerly, Assistant
                                                     Vice President of
                                                     Nuveen Investments,
                                                     LLC; Chartered
                                                     Financial Analyst.
Michael T. Atkinson    Vice President  Term: Annual  Vice President (since       165
333 West Wacker Drive  and Assistant   Length of     2002), formerly
Chicago, IL 60606      Secretary       Service:      Assistant Vice
(2/3/66)                               Since 2002    President, formerly,
                                                     Associate of Nuveen
                                                     Investments, LLC.
Peter H. D'Arrigo      Vice President  Term: Annual  Vice President and          165
333 West Wacker Drive  and Treasurer   Length of     Treasurer (since 1999)
Chicago, IL 60606                      Service:      of Nuveen Investments,
(11/28/67)                             Since 1999    LLC and of Nuveen
                                                     Investments, Inc.; Vice
                                                     President and Treasurer
                                                     of Nuveen Asset
                                                     Management (since 2002)
                                                     and of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     Assistant Treasurer of
                                                     NWQ Investments
                                                     Management Company, LLC
                                                     (since 2002); Vice
                                                     President and Treasurer
                                                     (since 2003) of Nuveen
                                                     Rittenhouse Asset
                                                     Management, Inc.; and
                                                     Symphony Asset
                                                     Management LLC;
                                                     Treasurer (since 2006),
                                                     Santa Barbara Asset
                                                     Management LLC;
                                                     formerly, Vice
                                                     President and Treasurer
                                                     (from 1999 to 2004) of
                                                     Nuveen Advisory Corp.
                                                     and Nuveen
                                                     Institutional Advisory
                                                     Corp.(2); Chartered
                                                     Financial Analyst.

----------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                         TERM OF                              PORTFOLIOS
                                        OFFICE AND                             IN FUND
                        POSITION(S)     LENGTH OF                              COMPLEX
NAME, ADDRESS            HELD WITH         TIME      PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE               FUND        SERVED(1)      DURING PAST 5 YEARS     OFFICER
----------------------------------------------------------------------------------------
John N. Desmond        Vice President  Term: Annual  Vice President,             165
333 West Wacker Drive                  Length of     Director of Investment
Chicago, IL 60606                      Service:      Operations, Nuveen
(8/24/61)                              Since 2005    Investments, LLC (since
                                                     2005); formerly,
                                                     Director, Business
                                                     Manager, Deutsche Asset
                                                     Management (2003-2004);
                                                     formerly, Director,
                                                     Business Development
                                                     and Transformation,
                                                     Deutsche Trust Bank
                                                     Japan (2002-2003);
                                                     formerly, Senior Vice
                                                     President, Head of
                                                     Investment Operations
                                                     and Systems, Scudder
                                                     Investments Japan,
                                                     (2000-2002); formerly,
                                                     Senior Vice President,
                                                     Head of Plan
                                                     Administration and
                                                     Participant Services,
                                                     Scudder Investments
                                                     (1995-2002).
Jessica R. Droeger     Vice President  Term: Annual  Vice President (since       165
333 West Wacker Drive  and Secretary   Length of     2002) and Assistant
Chicago, IL 60606                      Service:      General Counsel (since
(9/24/64)                              Since 1998    1998), formerly,
                                                     Assistant Vice
                                                     President of Nuveen
                                                     Investments, LLC; Vice
                                                     President and Assistant
                                                     Secretary (since 2005)
                                                     of Nuveen Asset
                                                     Management; Vice
                                                     President (from 2002 to
                                                     2004) and Assistant
                                                     Secretary (from 1998 to
                                                     2004) of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.(2)

----------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                         TERM OF                              PORTFOLIOS
                                        OFFICE AND                             IN FUND
                        POSITION(S)     LENGTH OF                              COMPLEX
NAME, ADDRESS            HELD WITH         TIME      PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE               FUND        SERVED(1)      DURING PAST 5 YEARS     OFFICER
----------------------------------------------------------------------------------------
Lorna C. Ferguson      Vice President  Term: Annual  Managing Director           165
333 West Wacker Drive                  Length of     (since 2004), formerly,
Chicago, IL 60606                      Service:      Vice President of
(10/24/45)                             Since 1998    Nuveen Investments,
                                                     LLC; Managing Director
                                                     of Nuveen Asset
                                                     Management; formerly,
                                                     Managing Director
                                                     (2004), formerly, Vice
                                                     President of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.(2)
William M. Fitzgerald  Vice President  Term: Annual  Managing Director of        165
333 West Wacker Drive                  Length of     Nuveen Asset Management
Chicago, IL 60606                      Service:      (since 2001); Vice
(3/2/64)                               Since 1995    President of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     formerly, Managing
                                                     Director (from 2001 to
                                                     2004), formerly, Vice
                                                     President of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.(2);
                                                     Chartered Financial
                                                     Analyst.
Stephen D. Foy         Vice President  Term: Annual  Vice President (since       165
333 West Wacker Drive  and Controller  Length of     1993) and Funds
Chicago, IL 60606                      Service:      Controller (since 1998)
(5/31/54)                              Since 1993    of Nuveen Investments,
                                                     LLC; Vice President
                                                     (since 1998), formerly,
                                                     Funds Controller of
                                                     Nuveen Investments,
                                                     Inc.; Certified Public
                                                     Accountant.

----------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                         TERM OF                              PORTFOLIOS
                                        OFFICE AND                             IN FUND
                        POSITION(S)     LENGTH OF                              COMPLEX
NAME, ADDRESS            HELD WITH         TIME      PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE               FUND        SERVED(1)      DURING PAST 5 YEARS     OFFICER
----------------------------------------------------------------------------------------
James D. Grassi        Vice President  Term: Annual  Vice President and          165
333 West Wacker Drive  and Chief       Length of     Deputy Director of
Chicago, IL 60606      Compliance      Service:      Compliance (since 2004)
(4/13/56)              Officer         Since 2004    of Nuveen Investments,
                                                     LLC, Nuveen Investments
                                                     Advisers Inc., Nuveen
                                                     Asset Management and
                                                     Rittenhouse Asset
                                                     Management, Inc.;
                                                     formerly, Vice
                                                     President and Deputy
                                                     Director of Compliance
                                                     (2004) of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.(2);
                                                     formerly, Senior
                                                     Attorney (1994 to
                                                     2004), The Northern
                                                     Trust Company.
David J. Lamb          Vice President  Term: Annual  Vice President of           165
333 West Wacker Drive                  Length of     Nuveen Investments, LLC
Chicago, IL 60606                      Service:      (since 2000); Certified
(3/22/63)                              Since 2000    Public Accountant.
Tina M. Lazar          Vice President  Term: Annual  Vice President of           165
333 West Wacker Drive                  Length of     Nuveen Investments, LLC
Chicago, IL 60606                      Service:      (since 1999).
(8/27/61)                              Since 2002

----------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                         TERM OF                              PORTFOLIOS
                                        OFFICE AND                             IN FUND
                        POSITION(S)     LENGTH OF                              COMPLEX
NAME, ADDRESS            HELD WITH         TIME      PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE               FUND        SERVED(1)      DURING PAST 5 YEARS     OFFICER
----------------------------------------------------------------------------------------
Larry W. Martin        Vice President  Term: Annual  Vice President,             165
333 West Wacker Drive  and Assistant   Length of     Assistant Secretary and
Chicago, IL 60606      Secretary       Service:      Assistant General
(7/27/51)                              Since 1988    Counsel of Nuveen
                                                     Investments, LLC; Vice
                                                     President, Assistant
                                                     General Counsel and
                                                     Assistant Secretary of
                                                     Nuveen Investments,
                                                     Inc.; Vice President
                                                     (since 2005) and
                                                     Assistant Secretary
                                                     (since 1997) of Nuveen
                                                     Asset Management; Vice
                                                     President (since 2000),
                                                     Assistant Secretary and
                                                     Assistant General
                                                     Counsel (since 1998) of
                                                     Rittenhouse Asset
                                                     Management, Inc.; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     Assistant Secretary of
                                                     NWQ Investment
                                                     Management Company, LLC
                                                     (since 2002) and
                                                     Symphony Asset
                                                     Management LLC (since
                                                     2003); formerly, Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.(2)
----------------------------------------------------------------------------------------

(1) Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

AUDIT COMMITTEE REPORT

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, and (2) the quality and integrity of the Funds' financial statements, and (3) the independent registered public accounting firm's qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund's annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent registered public accounting firm. The committee is currently composed of five Board Members and operates under a written charter adopted and approved by each Board, a copy of which is attached as Appendix A. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund's independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund's Annual Report.

The members of the committee are:
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William J. Schneider
Eugene S. Sunshine

AUDIT AND RELATED FEES. The following tables provide the aggregate fees billed by Ernst & Young LLP during each Fund's last two fiscal years for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and
(ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ('Adviser Entities").

-----------------------------------------------------------------------------------------------------------------
                                          AUDIT FEES(1)
                                              FUND                 AUDIT RELATED FEES(2)            TAX FEES(3)
                                        -----------------   -----------------------------------   ---------------
                                                                                 ADVISER AND
                                              FUND               FUND         ADVISER ENTITIES         FUND
                                        -----------------   ---------------   -----------------   ---------------
                                        FISCAL    FISCAL    FISCAL   FISCAL   FISCAL    FISCAL    FISCAL   FISCAL
                                         YEAR      YEAR      YEAR     YEAR     YEAR      YEAR      YEAR     YEAR
                                         ENDED     ENDED    ENDED    ENDED     ENDED     ENDED    ENDED    ENDED
                                         2004      2005      2004     2005     2004      2005      2004     2005
-----------------------------------------------------------------------------------------------------------------
Municipal Value                         $48,562   $51,752     $0       $0        $0        $0     $ 364    $ 619
Municipal Income                          7,286     7,729      0        0         0         0       364      410
Premium Income                           38,408    40,369      0        0         0         0       364      566
Performance Plus                         36,891    38,788      0        0         0         0       364      559
Municipal Advantage                      28,493    30,029      0        0         0         0       364      516
Municipal Market Opportunity             29,423    30,822      0        0         0         0       364      520
Investment Quality                       24,701    25,808      0        0         0         0       364      497
Insured Quality                          25,809    26,968      0        0         0         0       364      502
Select Quality                           23,287    24,564      0        0         0         0       364      490
Quality Income                           33,833    35,729      0        0         0         0       364      544
Insured Municipal Opportunity            49,233    51,443      0        0         0         0       364      619
Premier Municipal                        15,918    16,612      0        0         0         0       364      453
Premier Insured                          15,829    16,517      0        0         0         0       364      452
Premium Income 2                         27,064    28,383      0        0         0         0       364      509
Premium Income 4                         25,686    27,106      0        0         0         0       364      503
Insured Premium Income 2                 23,276    24,344      0        0         0         0       364      490
Dividend Advantage                       25,386    26,714      0        0         0         0       364    1,416
Dividend Advantage 2                     20,403    21,675      0        0         0         0     4,131    1,340
Dividend Advantage 3                     25,825    27,440      0        0         0         0     5,496    1,445
Insured Dividend Advantage               20,940    21,890      0        0         0         0     4,285    1,356
Insured Tax-Free Advantage               14,746    15,435      0        0         0         0     2,740      947
Municipal High Income                    16,207    17,462      0        0         0         0         0      456
-----------------------------------------------------------------------------------------------------------------

--------------------------------------  ------------------------------------------------------

                                          TAX FEES(3)               ALL OTHER FEES(4)
                                        ----------------   -----------------------------------
                                          ADVISER AND                           ADVISER AND
                                        ADVISER ENTITIES        FUND         ADVISER ENTITIES
                                        ----------------   ---------------   -----------------
                                        FISCAL   FISCAL    FISCAL   FISCAL   FISCAL    FISCAL
                                         YEAR     YEAR      YEAR     YEAR     YEAR      YEAR
                                        ENDED     ENDED    ENDED    ENDED     ENDED     ENDED
                                         2004     2005      2004     2005     2004      2005
--------------------------------------  ------------------------------------------------------
Municipal Value                           $0     $2,200    $   0    $   0       $0        $0
Municipal Income                           0      2,200        0        0        0         0
Premium Income                             0      2,200    2,550    2,750        0         0
Performance Plus                           0      2,200    2,550    2,750        0         0
Municipal Advantage                        0      2,200    2,550    2,750        0         0
Municipal Market Opportunity               0      2,200    2,550    2,750        0         0
Investment Quality                         0      2,200    2,550    2,750        0         0
Insured Quality                            0      2,200    2,550    2,750        0         0
Select Quality                             0      2,200    2,550    2,750        0         0
Quality Income                             0      2,200    2,550    2,750        0         0
Insured Municipal Opportunity              0      2,200    2,550    2,750        0         0
Premier Municipal                          0      2,200    2,550    2,750        0         0
Premier Insured                            0      2,200    2,550    2,750        0         0
Premium Income 2                           0      2,200    2,550    2,750        0         0
Premium Income 4                           0      2,200    2,550    2,750        0         0
Insured Premium Income 2                   0      2,200    2,550    2,750        0         0
Dividend Advantage                         0      2,200    2,550    2,750        0         0
Dividend Advantage 2                       0      2,200    2,550    2,750        0         0
Dividend Advantage 3                       0      2,200    2,550    2,750        0         0
Insured Dividend Advantage                 0      2,200    2,550    2,750        0         0
Insured Tax-Free Advantage                 0      2,200    2,550    2,750        0         0
Municipal High Income                      0      2,200    1,625      650        0         0
------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective Fund under the column heading "Adviser and Adviser Entities" represents amounts billed to the Adviser exclusively for the preparation of the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $282,575.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

-----------------------------------------------------------------------------------------------------------------------------
                         AUDIT FEES(1)              AUDIT RELATED FEES(2)                          TAX FEES(3)
                       ------------------    ------------------------------------    ----------------------------------------
                                                                   ADVISER AND                               ADVISER AND
                              FUND                 FUND          ADVISER ENTITIES          FUND            ADVISER ENTITIES
                       ------------------    ----------------    ----------------    ----------------    --------------------
                        FISCAL    FISCAL     FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL     FISCAL      FISCAL
                          YEAR     YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR        YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                          2005     2006       2005      2006      2005      2006      2005      2006       2005        2006
-----------------------------------------------------------------------------------------------------------------------------
Select Maturities      $ 8,652    $ 9,192      $0        $0        $0        $0       $409      $405     $  2,200    $  2,200
Select Portfolio        11,296     12,030       0         0         0         0        417       410        2,200       2,200
Select Portfolio 2      11,614     12,400       0         0         0         0        418       410        2,200       2,200
Select Portfolio 3      10,008     10,680       0         0         0         0        413       407        2,200       2,200
California Portfolio     7,814      8,327       0         0         0         0        407       404        2,200       2,200
New York Portfolio       6,991      7,432       0         0         0         0        404       402        2,200       2,200
-----------------------------------------------------------------------------------------------------------------------------

---------------------  ------------------------------------
                                ALL OTHER FEES(4)
                       ------------------------------------
                                             ADVISER AND
                             FUND          ADVISER ENTITIES
                       ----------------    ----------------
                       FISCAL    FISCAL    FISCAL    FISCAL
                        YEAR      YEAR      YEAR      YEAR
                       ENDED     ENDED     ENDED     ENDED
                        2005      2006      2005      2006
---------------------  ------------------------------------
Select Maturities        $0        $0        $0        $0
Select Portfolio          0         0         0         0
Select Portfolio 2        0         0         0         0
Select Portfolio 3        0         0         0         0
California Portfolio      0         0         0         0
New York Portfolio        0         0         0         0
------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective Fund under the column heading "Adviser and Adviser Entities" represents amounts billed to the Adviser exclusively for the preparation of the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $282,575.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

NON-AUDIT FEES. The following tables provide the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.

------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL NON-AUDIT FEES BILLED TO
                                                          ADVISER AND ADVISER ENTITIES
                                                         (ENGAGEMENTS RELATED DIRECTLY    TOTAL NON-AUDIT FEES BILLED TO
                               TOTAL NON-AUDIT FEES          TO THE OPERATIONS AND         ADVISER AND ADVISER ENTITIES
                                  BILLED TO FUND          FINANCIAL REPORTING OF FUND)       (ALL OTHER ENGAGEMENTS)
                             -------------------------   ------------------------------   ------------------------------
                             FISCAL YEAR   FISCAL YEAR    FISCAL YEAR      FISCAL YEAR     FISCAL YEAR      FISCAL YEAR
FUND                         ENDED 2004    ENDED 2005     ENDED 2004       ENDED 2005      ENDED 2004       ENDED 2005
------------------------------------------------------------------------------------------------------------------------
Municipal Value                $  364        $  619            $0             $2,200            $0               $0
Municipal Income                  364           410             0              2,200             0                0
Premium Income                  2,914         3,316             0              2,200             0                0
Performance Plus                2,914         3,309             0              2,200             0                0
Municipal Advantage             2,914         3,266             0              2,200             0                0
Municipal Market
  Opportunity                   2,914         3,270             0              2,200             0                0
Investment Quality              2,914         3,247             0              2,200             0                0
Insured Quality                 2,914         3,252             0              2,200             0                0
Select Quality                  2,914         3,240             0              2,200             0                0
Quality Income                  2,914         3,294             0              2,200             0                0
Insured Municipal
  Opportunity                   2,914         3,369             0              2,200             0                0
Premier Municipal               2,914         3,203             0              2,200             0                0
Premier Insured                 2,914         3,202             0              2,200             0                0
Premium Income 2                2,914         3,259             0              2,200             0                0
Premium Income 4                2,914         3,253             0              2,200             0                0
Insured Premium Income 2        2,914         3,240             0              2,200             0                0
Dividend Advantage              2,914         4,166             0              2,200             0                0
Dividend Advantage 2            6,681         4,090             0              2,200             0                0
Dividend Advantage 3            8,046         4,195             0              2,200             0                0
Insured Dividend Advantage      6,835         4,106             0              2,200             0                0
Insured Tax-Free Advantage      5,254         3,697             0              2,200             0                0
Municipal High Income           1,625         1,106             0              2,200             0                0
------------------------------------------------------------------------------------------------------------------------

---------------------------  -------------------------

                                       TOTAL
                             -------------------------
                             FISCAL YEAR   FISCAL YEAR
FUND                         ENDED 2004    ENDED 2005
---------------------------  -------------------------
Municipal Value                $  364        $2,819
Municipal Income                  364         2,610
Premium Income                  2,914         5,516
Performance Plus                2,914         5,509
Municipal Advantage             2,914         5,466
Municipal Market
  Opportunity                   2,914         5,470
Investment Quality              2,914         5,447
Insured Quality                 2,914         5,452
Select Quality                  2,914         5,440
Quality Income                  2,914         5,494
Insured Municipal
  Opportunity                   2,914         5,569
Premier Municipal               2,914         5,403
Premier Insured                 2,914         5,402
Premium Income 2                2,914         5,459
Premium Income 4                2,914         5,453
Insured Premium Income 2        2,914         5,440
Dividend Advantage              2,914         6,366
Dividend Advantage 2            6,681         6,290
Dividend Advantage 3            8,046         6,395
Insured Dividend Advantage      6,835         6,306
Insured Tax-Free Advantage      5,254         5,897
Municipal High Income           1,625         3,306
------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL NON-AUDIT FEES BILLED TO
                                                          ADVISER AND ADVISER ENTITIES
                                                         (ENGAGEMENTS RELATED DIRECTLY    TOTAL NON-AUDIT FEES BILLED TO
                               TOTAL NON-AUDIT FEES          TO THE OPERATIONS AND         ADVISER AND ADVISER ENTITIES
                                  BILLED TO FUND          FINANCIAL REPORTING OF FUND)       (ALL OTHER ENGAGEMENTS)
                             -------------------------   ------------------------------   ------------------------------
                             FISCAL YEAR   FISCAL YEAR    FISCAL YEAR      FISCAL YEAR     FISCAL YEAR      FISCAL YEAR
FUND                         ENDED 2005    ENDED 2006     ENDED 2005       ENDED 2006      ENDED 2005       ENDED 2006
------------------------------------------------------------------------------------------------------------------------
Select Maturities               $409          $405           $2,200           $2,200            $0               $0
Select Portfolio                 417           410            2,200            2,200             0                0
Select Portfolio 2               418           410            2,200            2,200             0                0
Select Portfolio 3               413           407            2,200            2,200             0                0
California Portfolio             407           404            2,200            2,200             0                0
New York Portfolio               404           402            2,200            2,200             0                0
------------------------------------------------------------------------------------------------------------------------

---------------------------  -------------------------

                                       TOTAL
                             -------------------------
                             FISCAL YEAR   FISCAL YEAR
FUND                         ENDED 2005    ENDED 2006
---------------------------  -------------------------
Select Maturities              $2,609        $2,605
Select Portfolio                2,617         2,610
Select Portfolio 2              2,618         2,610
Select Portfolio 3              2,613         2,607
California Portfolio            2,607         2,604
New York Portfolio              2,604         2,602
------------------------------------------------------------------

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent registered public accounting firm's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by Ernst & Young LLP to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

ADDITIONAL INFORMATION

APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates had $145 billion of assets under management as of March 31, 2006. Nuveen is a publicly-traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC".

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2007, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 28, 2007. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund's By-Laws, submit such written notice to the Fund not later than May 14, 2007 or prior to April 29, 2007. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member and so indicates it will be sent to the Lead Independent Director and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund (except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio) was October 31, 2005. The last fiscal year end for Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio was March 31, 2006.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary
June 28, 2006

                                                                      APPENDIX A

                               NUVEEN FUND BOARD
                            AUDIT COMMITTEE CHARTER
                                JANUARY 26, 2006

I.  ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/ Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10a of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.  STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds' compliance with legal and regulatory requirements, (4) the independent auditors' qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

WITH RESPECT TO FUND FINANCIAL STATEMENTS:

     1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

     2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

     3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

     4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

     5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

     6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

     8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

WITH RESPECT TO THE INDEPENDENT AUDITORS:

     1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

     2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

     3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

     4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     5. Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

     6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

     7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

     8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

WITH RESPECT TO ANY INTERNAL AUDITOR:

     1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

     2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

WITH RESPECT TO PRICING AND VALUATION OVERSIGHT:

     1. The Board has responsibilities regarding the pricing of a Fund's securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board's general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group ("Valuation Matters"). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

     2. Performing all duties assigned to it under the Funds' Pricing Procedures, as such may be amended from time to time.

     3. Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

     4. Reviewing any issues relating to the valuation of a Fund's securities brought to the Committee's attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

     5. Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

     6. Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund's policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

     7. Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

     8. Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

     9. Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund's policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

OTHER RESPONSIBILITIES:

     1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

     2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

     3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

     4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

     5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

     6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

     7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

     8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

     9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

   10. Undertaking an annual review of the performance of the Audit Committee.

   11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NUV0806

                                                                               3 EASY WAYS TO VOTE YOUR PROXY

                 (NUVEEN INVESTMENTS LOGO)                           1. Automated Touch Tone Voting: Call toll-free
                                                                        1-888-221-0697 and follow the recorded
NUVEEN INVESTMENTS o 333 WEST WACKER DR. o CHICAGO IL 60606             instructions.

WWW.NUVEEN.COM                                                       2. On the Internet at www.proxyweb.com, and follow
                                                                        the simple instructions.

                                                                     3. Sign, Date and Return this proxy card using the
                                                                        enclosed postage-paid envelope.

999  999  999  999  99  <----

                                            THIS PROXY IS SOLICITED BY THE BOARD
FUND NAME PRINTS HERE                       OF THE FUND FOR AN ANNUAL MEETING OF
COMMON STOCK                                        SHAREHOLDERS, AUGUST 1, 2006

The Annual Meeting of shareholders will be held Tuesday, August 1, 2006 at 10:30 a.m. Central Time, in the Sixth Floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on August 1, 2006, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

                                       Date:
                                             -----------------------------

                                 SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
                                           (Please sign in Box)


                                [                                              ]

                                NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT
                                APPEARS ON THIS PROXY. IF SHARES ARE HELD
                                JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.


                                                        Aug - 06 - Com - MN - MM

 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.


                                                                                                  FOR                WITHHOLD
                                                                                                NOMINEES            AUTHORITY
1.  Election of Board Members:                                                               listed at left         to vote for
                                                                                               (except as          all nominees
                                                                                                marked to         listed at left
    (01) Lawrence H. Brown       (04) David J. Kundert        (06) Robert P. Bremner          the contrary)
    (02) Judith M. Stockdale     (05) Eugene S. Sunshine      (07) Jack B. Evans
    (03) William C. Hunter                                                                         [ ]                   [ ]


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE PROVIDED BELOW.)


                           PLEASE SIGN ON REVERSE SIDE

                                                     Aug - 06 - Common - MN - MM

                                                                               3 EASY WAYS TO VOTE YOUR PROXY

                 (NUVEEN INVESTMENTS LOGO)                           1. Automated Touch Tone Voting: Call toll-free
                                                                        1-888-221-0697 and follow the recorded
NUVEEN INVESTMENTS o 333 WEST WACKER DR. o CHICAGO IL 60606             instructions.

WWW.NUVEEN.COM                                                       2. On the Internet at www.proxyweb.com, and follow
                                                                        the simple instructions.

                                                                     3. Sign, Date and Return this proxy card using the
                                                                        enclosed postage-paid envelope.

999  999  999  999  99  <----
                                            THIS PROXY IS SOLICITED BY THE BOARD
FUND NAME PRINTS HERE                       OF THE FUND FOR AN ANNUAL MEETING OF
MUNIPREFERRED SHARES                                SHAREHOLDERS, AUGUST 1, 2006

The Annual Meeting of shareholders will be held Tuesday, August 1, 2006 at 10:30 a.m. Central Time, in the Sixth Floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on August 1, 2006, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

                                       Date:
                                             -----------------------------

                                 SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
                                           (Please sign in Box)


                                [                                              ]

                                 NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT
                                 APPEARS ON THIS PROXY. IF SHARES ARE HELD
                                 JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF
                                 YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

                                                       AUG - 06 - MN - PREF - MM

 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                                                                                   FOR                WITHHOLD
1.  Election of Board Members:                                                                   NOMINEES             AUTHORITY
                                                                                              listed at left         to vote for
    (01) Lawrence H. Brown         (04) David J. Kundert      (07) Jack B. Evans                (except as          all nominees
    (02) Judith M. Stockdale       (05) Eugene S. Sunshine    (08) William J. Schneider          marked to         listed at left
    (03) William C. Hunter         (06) Robert P. Bremner     (09) Timothy R. Schwertfeger     the contrary)

                                                                                                    [ ]                   [ ]



(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE PROVIDED BELOW.)


--------------------------------------------------------------------------------






                           PLEASE SIGN ON REVERSE SIDE

                                                       AUG - 06 - MN - PREF - MM